                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

    / /  Preliminary Proxy Statement

    / /  Confidential,  for  Use  of  the  Commission Only (as permitted by Rule
         14a-6(e)2))

    /X/  Definitive Proxy Statement

    / /  Definitive Additional Materials

    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

                             THE QUIGLEY CORPORATION
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                (Name of Registrant as Specified in Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

    Payment of Filing Fee (Check the appropriate box):

    /X/  No fee required.

    / /  Fee computed on   table  below  per  Exchange Act Rules 14a-6(i)(1) and
         0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Exchange  Act Rule 0-11 (Set  forth the  amount on which the  filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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    / /  Fee paid previously with preliminary materials.

    / /  Check box if any part of the fee is offset as provided by Exchange  Act
Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration  statement  number, or the form or schedule and the date of its filing.

    (1)  Amount Previously Paid:

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    (2)  Form, Schedule or Registration Statement no.:

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    (3)  Filing Party:

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    (4)  Date Filed:

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                             THE QUIGLEY CORPORATION
                                 KELLS BUILDING
                             621 SHADY RETREAT ROAD
                                 P. O. BOX 1349
                              DOYLESTOWN, PA 18901
                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 23, 2004
                               ------------------

TO THE STOCKHOLDERS OF THE QUIGLEY CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of  Stockholders  (the "Meeting")
of THE QUIGLEY CORPORATION, a Nevada Corporation (the "Company") will be held at the Aldie Mansion, 85 Old Dublin Pike, Doylestown,  PA 18901 on Wednesday,  June
23, 2004, at 4:00 P.M., local time, for the following purposes:

     (i)  To elect a Board of  Directors to serve for the ensuing year until the next  Annual  Meeting  of  Stockholders  and  until  their  respective successors have been duly elected and qualified.

     (ii) To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2004.

     (iii)To  transact  such other  business  as may  properly  come  before the
          Meeting and any adjournments thereof.

Only  stockholders  of record at the close of business on April 30, 2004 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Any stockholder  may  revoke a proxy at any time prior to its  exercise  by filing a later-dated  proxy,  or a written notice of revocation with the Secretary of the
Company,  or by  voting  in  person  at the  Meeting.  If a  stockholder  is not attending  the  Meeting,  any proxy or notice  should  be  returned  in time for receipt no later than the close of business on the day preceding the Meeting.

DUE TO LIMITED SEATING  CAPACITY,  ADMISSION WILL BE LIMITED TO ONE (1) SEAT PER
STOCKHOLDER  OF RECORD.  IF YOUR  SHARES ARE HELD BY A BANK OR BROKER,  YOU MUST
BRING YOUR BANK OR BROKERS'  STATEMENT  EVIDENCING YOUR BENEFICIAL  OWNERSHIP OF
THE QUIGLEY CORPORATION STOCK TO THE MEETING.

                                   By Order of the Board of Directors

                                   CHARLES A. PHILLIPS, Secretary

Doylestown, PA
May 21, 2004

WHETHER OR NOT YOU EXPECT TO BE  PRESENT AT THE  MEETING,  YOU ARE URGED TO FILL
IN, DATE,  SIGN AND RETURN THE ENCLOSED  PROXY IN THE ENVELOPE  PROVIDED,  WHICH
REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                             THE QUIGLEY CORPORATION
                                 KELLS BUILDING
                             621 SHADY RETREAT ROAD
                                 P. O. BOX 1349
                              DOYLESTOWN, PA 18901
                               ------------------

                                 PROXY STATEMENT
                               ------------------

                                  MAY 21, 2004

This Proxy Statement is being  furnished in connection with the  solicitation of proxies by the Board of Directors of The Quigley  Corporation,  (the  "Company")
for use at the Annual Meeting of  Stockholders  of the Company to be held at the
Aldie Mansion, 85 Old Dublin Pike, Doylestown,  PA 18901, on Wednesday, June 23,
2004 at 4:00 P.M., local time, and any adjournments thereof (the "Meeting").

The  principal  executive  offices  of the  Company  are  located  at the  Kells
Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, Pennsylvania 18901.
The approximate  date on which this Proxy Statement and the  accompanying  Proxy will first be sent or given to stockholders is May 21, 2004.

At the Meeting,  the following  proposals will be presented to the  stockholders for approval:

     (i)  To elect a Board of  Directors to serve for the ensuing year until the next  Annual  Meeting  of  Stockholders  and  until  their  respective successors have been duly elected and qualified.

     (ii) To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2004.

     (iii)To  transact  such other  business  as may  properly  come  before the
          Meeting and any adjournments thereof.

DUE TO LIMITED SEATING  CAPACITY,  ADMISSION WILL BE LIMITED TO ONE (1) SEAT PER
STOCKHOLDER  OF RECORD.  IF YOUR  SHARES ARE HELD BY A BANK OR BROKER,  YOU MUST
BRING YOUR BANK OR BROKERS'  STATEMENT  EVIDENCING YOUR BENEFICIAL  OWNERSHIP OF
THE QUIGLEY CORPORATION STOCK TO THE MEETING.

                          RECORD AND VOTING SECURITIES

Only  stockholders  of record at the close of  business  on April 30,  2004 (the
"Record Date") will be entitled to notice of and to vote at the Meeting.  At the close of business  on such record  date,  the Company had  11,515,255  shares of
Common Stock,  par value $.0005 per share (the "Common  Stock")  outstanding and entitled  to vote at the  Meeting.  Each  outstanding  share of Common  Stock is entitled  to one vote.  There was no other  class of  voting  securities  of the
Company  outstanding on the Record Date. A majority of the outstanding shares of
Common Stock present in person or by Proxy is required for a quorum.

                            PROXIES AND VOTING RIGHTS

Shares of Common Stock represented by Proxies that are properly  executed,  duly returned  and not  revoked  will be voted in  accordance  with the  instructions contained  therein.  If no instructions  are contained in a Proxy, the shares of
Common Stock represented  thereby will be voted (i) for election as directors of the  persons  who  have  been  nominated  by the  Board of  Directors,  (ii) for ratification of the appointment of  PricewaterhouseCoopers  LLP as the Company's independent  auditors for the year ending  December 31, 2004, and (iii) upon any other matter that may properly be brought before the Meeting, in accordance with the judgment of the person or persons voting the Proxy. The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person.  Any Proxy executed and returned by a stockholder  may be revoked at any time  thereafter by written  notice of revocation  given to the Secretary of the
Company  prior  to the  vote to be  taken  at the  Meeting,  by  execution  of a subsequent Proxy that is presented at the Meeting, or by voting in person at the
Meeting,  in any such case, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority  conferred by such Proxy prior to such revocation.

Broker  "non-votes"  and the  shares of Common  Stock as to which a  stockholder abstains are included for purposes of  determining  the presence or absence of a quorum for the  transaction  of business  at the  Meeting.  A broker  "non-vote"
occurs when a nominee  holding shares for a beneficial  owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received  instructions from the beneficial owner.

                   ANNUAL REPORT PROVIDED WITH PROXY STATEMENT

Copies of the Company's Annual Report containing audited financial statements of the Company for the year ended December 31, 2003, are being mailed together with this Proxy Statement to all stockholders entitled to vote at the Meeting.

                               SECURITY OWNERSHIP

The following table sets forth information concerning ownership of the Company's
Common  Stock as of April 30, 2004 by each person known by the Company to be the beneficial  owner of more than five percent of the Common  Stock,  each director and executive officer and by all directors and executive officers of the Company as a group.  Unless  otherwise  indicated,  the address of each person or entity listed below is the Company's principal executive office.

            Five Percent Stockholders, Directors, and          Common Stock
                  all  Executive Officers  and                  Beneficially           Percent of Class
                      Directors as a Group                       Owned (1)
            -------------------------------------------------------------------------------------------

            GUY J. QUIGLEY (2) (3) (4)                           4,161,264                  32.7

            CHARLES A. PHILLIPS (2) (3) (5)                      1,875,377                  15.2

            GEORGE J. LONGO (2) (3) (6)                            595,000                   4.9

            JACQUELINE F. LEWIS (2) (7)                             80,000                    -

            ROUNSEVELLE W. SCHAUM (2) (8)                           36,487                    -

            STEPHEN W. WOUCH (2) (9)                                10,000                    -

            TERRENCE O. TORMEY (2) (10)                                -                      -

            ALL DIRECTORS AND OFFICERS (11)                      6,758,128                  47.4
            (Six Persons)

     (1)  Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act ("Rule 13d-3") and unless otherwise  indicated, represents  shares for which the beneficial  owner has sole voting and investment  power. The percentage of class is calculated in accordance with Rule  13d-3 and  includes  options or other  rights to  subscribe which are exercisable within sixty (60) days of April 30, 2004.
     (2)  Director of the Company.
     (3)  Officer of the Company.
     (4)  Mr.  Quigley's  beneficial  ownership  includes  options and  warrants exercisable  within sixty (60) days from April 30,  2004,  to purchase
          935,000  shares of Common  Stock,  options  and  warrants  to purchase
          265,000  shares of Common Stock  beneficially  owned by Mr.  Quigley's wife and an aggregate of 514,705 shares  beneficially owned by members of Mr. Quigley's immediate family.

     (5)  Mr.  Phillips'  beneficial  ownership  includes  options and  warrants exercisable  within sixty (60) days from April 30,  2004,  to purchase
          862,000  shares of  Common  Stock  and  1,671  shares of Common  Stock beneficially owned by Mr. Phillips' wife.
     (6)  Mr.  Longo's  beneficial   ownership  includes  options  and  warrants
          exercisable  within sixty (60) days from April 30,  2004,  to purchase
          555,000 shares of Common Stock.
     (7)  Ms. Lewis' address is 3805 Old Easton Road, Doylestown,  PA 18901. Ms.
          Lewis' beneficial  ownership includes options exercisable within sixty
          (60) days from April 30,  2004,  to purchase  80,000  shares of Common
          Stock.
     (8)  Mr.  Schaum's  address is 157 Harrison  Ave,  Newport,  RI 02840.  Mr.
          Schaum's  beneficial  ownership  includes options  exercisable  within sixty (60) days from April 30,  2004,  to  purchase  25,000  shares of
          Common Stock.
     (9)  Mr. Wouch's address is 415 Sargon Way, Suite J, Horsham, PA 19044. Mr.
          Wouch's beneficial ownership includes options exercisable within sixty
          (60) days from April 30,  2004,  to purchase  10,000  shares of Common
          Stock.
     (10) Mr.  Tormey's  address is 4842  Mountain Top Road West,  New Hope,  PA
          18938.
     (11) Includes an aggregate of 2,732,000  shares of Common Stock  underlying options and warrants that are exercisable  within sixty (60) days from
          April 30, 2004.

                                       -2-

                       COMPENSATION AND OTHER INFORMATION
                       ----------------------------------
                        CONCERNING DIRECTORS AND OFFICERS
                        ---------------------------------

EXECUTIVE COMPENSATION

The following  table provides  summary  information  concerning cash and certain other  compensation for the years ended December 31, 2003, 2002 and 2001 paid or accrued by the Company to or on behalf of the Company's Chief Executive  Officer and each of the other most highly compensated  executive officers of the Company whose compensation exceeded $100,000 during 2003:

                                                                  SUMMARY COMPENSATION TABLE

                                                             Annual Compensation                  Long-Term Compensation
                                                             -------------------                  ----------------------

                                                                                Other Annual     Securities    All  Other
Name and Principal Position                           Salary        Bonus       Compensation     Underlying   Compensation
                                         Year          (1)           (2)           (3)(4)         Options         (5)
                                                       ($)           ($)             ($)            (#)           ($)
                                        ----------------------------------------------------     ----------------------

Guy J. Quigley                          2003        604,800        226,800        667,006         50,000         14,396
   Chairman of the                      2002        504,000        126,000        519,574         45,000        146,646
   Board, President,                    2001        504,000        126,000        489,460         70,000         66,403
   Chief Executive Officer

Charles A. Phillips                     2003        423,400        158,775        222,334         45,000         14,258
   Executive Vice President,            2002        352,800         88,200        173,192         42,000         71,190
   Chief Operating Officer              2001        352,800         88,200        162,154         60,000         52,101

George J. Longo                         2003        347,800        130,425                        40,000         14,258
   Vice President,                      2002        302,400         75,600                        40,000         42,974
   Chief Financial Officer              2001        302,400         75,600                        55,000         28,320

     (1)  Compensation paid pursuant to employment agreements.
     (2)  Bonuses paid pursuant to the Company attaining specified sales and net income goals.
     (3)  Additional  compensation,  including founder's  commission at 3.75% of sales collected less certain deductions for Mr. Quigley, and founder's commission at 1.25% of sales collected less certain deductions for Mr.
          Phillips.
     (4)  The value of  personal  benefits  for the  executive  officers  of the
          Company that might be attributable  to management as executive  fringe benefits,  such as  vehicles  can  not be  specifically  or  precisely determined;  however, it would not exceed the lesser of $50,000 or 10%
          of the total annual salary and bonus reported for any individual named above.
     (5)  Includes  amounts  attributable to the executive  officers for reverse split  dollar life  insurance  policies on which the Company  paid the premiums.  These insurance policies,  which were cancelled in November
          2002,  did  provide for the  proceeds  to be used by the Company  for, among other things,  the purchase of the officer's  stock, at the fair market value,  from the officer's estate if desired by the executor of the estate. Also, included are matching contributions  attributable to each officer in the Company's 401(k) Plan and term insurance.

COMPENSATION PURSUANT TO PLANS

An incentive  stock option plan was instituted in 1997,  (the "1997 Stock Option
Plan"),  amended  in 2000 and  approved  by the  stockholders  in 1998 and 2001, respectively.  Options  pursuant to the 1997 Stock Option Plan have been granted to directors,  executive officers,  and employees during 2003, 2002 and 2001. In early  1999,  the  Company  implemented  a  defined  contribution  plan  for its employees with the Company's  contribution to the plan being based on the amount of the employee plan contribution.

                                       -3-

SECURITIES AUTHORIZED UNDER EQUITY COMPENSATION

The following  table sets forth certain  information  regarding stock option and warrant grants made to employees, directors and consultants:

                                SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

                                                         Number of               Weighted          Number of Securities
                                                       Securities to be          Average         Remaining Available for
                                                         Issued Upon         Exercise Price      Future Issuance Under Equity
                                                         Exercise            of Outstanding         Compensation Plans
                             Plan Category              Outstanding             Options &          (Excluding Securities
                                                      Options & Warrants        Warrants           Reflected in Column A)
                                                             (A)                  (B)                       ( C )
-----------------------------------------------------------------------------------------------------------------------------

Equity Plans Approved by Security Holders(1)             2,191,000               $5.46                     700,000
Equity Plans Not Approved by Security Holders(2)         2,410,000               $6.34                         -
Total                                                    4,601,000               $5.92                     700,000

(1)  An incentive  stock option plan was  instituted  in 1997,  (the "1997 Stock
     Option Plan") and approved by the stockholders in 1998. Options pursuant to the 1997  Stock  Option  Plan have been  granted  to  directors,  executive officers, and employees.
(2)  Other  grants  of  warrants  are  specific  and not  part of a plan.  These specific grants were to executive  officers,  employees and consultants for services.

OPTION GRANTS TABLE

The following table sets forth certain information regarding stock option grants made to each of the executive  officers  during 2003:

                      OPTION GRANTS DURING 2003 FISCAL YEAR
                      -------------------------------------

                                                                                       Potential Realizable
                                        Percent of                                   Value at  Assumed Rates
                          Number of   Total Options                                 of Annual Rates of Stock
                         Securities     Granted to                                    Price Appreciation for
                         Underlying    Employees in    Exercise                              Option($)(1)
                           Options      Fiscal Year  or Base Price Expiration
      Name                 Granted         (%)          ($/sh)        Date             5%              10%
-------------------------------------------------------------------------------------------------------------

Guy J. Quigley             50,000           11.8          8.11      10/29/13         255,000         646,500

Charles A. Phillips        45,000           10.6          8.11      10/29/13         229,500         581,850

George J. Longo            40,000            9.4          8.11      10/29/13         204,000         517,200

(1)  The potential  realizable  portion of the foregoing table illustrates value that might be realized  upon exercise of options  immediately  prior to the expiration of their term,  assuming (for  illustrative  purposes  only) the specified  compounded  rates of appreciation on the Company's  Common Stock over  the term of the  option.  These  numbers  do not  take  into  account provisions providing for termination of the option following termination of employment or non-transferability.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES TABLE

The following table sets forth certain information concerning stock options exercised during 2003 and stock options, which were unexercised at the end of
2003 with respect to the executive officers:

              AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY
             COMPLETED FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
             -------------------------------------------------------

                            Shares                         Number of         Value of
                           Acquired          Value        Securities        Unexercised
                         on Exercise       Realized       Underlying       In-the Money
                             (#)              ($)         Unexercised     Options at Year
       Name                                                 Options          End($)(1)
-----------------------------------------------------------------------------------------

 Guy J. Quigley             -                 -            935,000          5,648,150

 Charles A. Phillips        -                 -            862,000          5,490,150

 George J. Longo            -                 -            555,000          2,649,525

                                       -4-

(1)  Represents  the  total  gain that  would be  realized  if all  in-the-money options held at December 31, 2003 were exercised, determined by multiplying the number of shares  underlying the options by the difference  between the per share option exercise price and $10.64 per share, which was the closing price per share of the  Company's  Common Stock on December  31,  2003.  An
     option is  in-the-money  if the fair market value of the underlying  shares exceeds the exercise price of the option..

EMPLOYMENT AGREEMENTS

An employment  agreement between the Company and Guy J. Quigley was entered into on June 1, 1995,  whereby  Guy J.  Quigley is  employed  as the Chief  Executive
Officer  of the  Company  for a term  ending on May 31,  2005.  In  addition  to compensation for services as an officer of the Company,  Mr. Quigley is entitled to receive a founder's commission of five percent (5%) on sales collected,  less certain deductions, of the Company's Cold-Eeze(R) products, which is shared with
Charles  A.  Phillips  in a  ratio  of  75%  and  25%,  respectively.  Upon  the termination  of the  contract  for any  reason,  Mr.  Quigley is entitled to the remainder of his compensation owed him through May 31, 2005.

An employment  agreement between the Company and Charles A. Phillips was entered into on June 1, 1995,  whereby  Charles A. Phillips is employed as the Executive
Vice President and Chief  Operating  Officer of the Company for a term ending on
May 31,  2005.  In addition to  compensation  for  services as an officer of the
Company,  Mr.  Phillips is entitled to receive  twenty five percent (25%) of the founder's  commission  received by Guy J. Quigley,  either  directly from Guy J.
Quigley or, if requested,  directly from the Company.  Should Mr.  Phillips make such a request upon the Company,  the amount owed to him would be deducted  from any commissions due Guy J. Quigley. Upon the termination of the contract for any reason,  Mr. Phillips is entitled to the remainder of his compensation  owed him through May 31, 2005.

George J.  Longo is  employed  as the Chief  Financial  Officer  of the  Company pursuant to an employment agreement dated November 5, 1996, for a term ending on
May 31, 2005.  The  agreement  provides  for a base salary of $150,000,  or such greater amount, as the Board of Directors may from time to time determine,  with annual  increases  over  the  prior  year's  base  salary.  In the  event of his disability,  Mr.  Longo is to  receive  the full  amount of his base  salary for eighteen months. Upon a change of control of the Company,  Mr. Longo is entitled to receive the remainder of compensation for the remaining term of the agreement until May 31, 2005.  Upon early  termination  by the Company  without  cause (as defined  in the  agreement),  the  Company  is  required  to pay Mr.  Longo  the remainder of the salary owed him through May 31, 2005.

    REPORTS ABOUT OWNERSHIP OF THE COMPANY'S COMMON STOCK AND COMPLIANCE WITH
    -------------------------------------------------------------------------
           SECTION 16 (a) OF THE SECURITIES AND EXCHANGE ACT OF 1934
           ---------------------------------------------------------

Section 16(a) of the Securities  Exchange Act of 1934, as amended,  requires the
Company's officers and directors, and persons who own more than ten percent of a registered  class  of the  Company's  equity  securities,  to  file  reports  of ownership and changes in ownership with the  Securities and Exchange  Commission
(the   "Commission").   Officers,   directors   and  greater  than   ten-percent
stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based  solely on its  review of the  copies of such  forms  received  by it, the
Company  believes  that,  during fiscal year ended  December 31, 2003 all filing requirements applicable to its executive officers,  directors,  and greater than ten-percent beneficial owners were complied with, except that Mr. Schaum did not file a Form 4 timely on three occasions for four transactions.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

For the year  ended  December  31,  2003,  $889,340  was paid or  payable  under founder's  commission  agreements  between the  Company  and Guy J.  Quigley and
Charles A.  Phillips,  who share a  commission  of 5% on sales  collected,  less certain deductions, of the Company's Cold-Eeze(R) lozenge and gum products.

Certain  individuals  related to the Company's Chief Executive  Officer are also employees of the Company whose aggregate  compensation for 2003 was $263,586 and an aggregate of option grants to purchase 32,000 shares of the Company's  Common
Stock.

The Company is in the process of acquiring licenses in certain countries through related party entities  including  arrangements with ScandaSystems Ltd. (UK) and
ScandaSystems Ltd. (USA) whose officer and major stockholder, respectively

                                      -5-

are Mr. Gary  Quigley,  a relative of the  Company's  Chief  Executive  Officer.
Approximately  $96,000  was paid or payable by the  Company to such firm  during
2003 and fees amounting to $273,000 have been paid to another  related entity to obtain such licenses.  The Company believes that the services performed by these firms and employees  are on terms no more  favorable  than could have  otherwise been obtained from an unaffiliated third party.

               PROPOSALS TO BE SUBMITTED FOR STOCKHOLDER APPROVAL
               --------------------------------------------------

PROPOSAL 1.  ELECTION OF A BOARD OF DIRECTORS

The  Directors  of the  Company  are  elected  annually  and hold office for the ensuing  year until the next  Annual  Meeting of  Stockholders  and until  their successors  have been duly elected and  qualified.  The directors are elected by plurality of votes cast by  stockholders.  The Company's  by-laws state that the number  of  directors  constituting  the  entire  Board  of  Directors  shall be determined  by  resolution  of the Board of  Directors.  The number of directors currently fixed by the Board of Directors is seven.

No proxy may be voted for more people than the number of nominees  listed below.
Shares  represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual  director (by writing that  individual  director's  name  where  indicated  on the  proxy)  or for all directors  will be voted  "FOR" the  election  of all the  nominees  named below
(unless one or more  nominees are unable or  unwilling  to serve).  The Board of
Directors  knows of no reason why any such nominee  would be unable or unwilling to serve, but if such should be the case,  proxies may be voted for the election of substitute nominees selected by the Board of Directors.

The following table and the paragraphs following the table set forth information regarding  the current  ages,  terms of office and  business  experience  of the current directors and executive  officers of the Company,  all of whom are being nominated for re-election to the Board of Directors:

                                                                                               YEAR FIRST
                NAME                                     POSITION                    AGE         ELECTED
---------------------------------------------------------------------------------------------------------

      Guy J. Quigley  (1)             Chairman of the Board, President, CEO            62        1989

      Charles A. Phillips  (1)        Executive Vice President, COO and Director       56        1989

      George J. Longo                 Vice President, CFO and Director                 57        1997

      Jacqueline F. Lewis*            Director                                         58        1997

      Rounsevelle W. Schaum*          Director                                         71        2000

      Stephen W. Wouch*               Director                                         49        2003

      Terrence O. Tormey              Director                                         49        2004

*    Current member of the Audit & Compensation Committees.
(1)  Member of the Compensation Committee until December 31, 2003.

GUY J. QUIGLEY has been  Chairman of the Board,  President  and Chief  Executive
Officer of the Company since September 1989. Prior to this date, Mr. Quigley, an accomplished  author,  established and operated  various  manufacturing,  sales, marketing and real estate companies in the United States, Europe and the African
Continent.

CHARLES A. PHILLIPS has been Executive Vice President,  Chief Operations Officer and a Director of the Company since September  1989.  Before his employment with the Company,  Mr.  Phillips  founded and operated  KPB  Enterprises,  a gold and diamond  mining  operation  that was  based in Sierra  Leone,  West  Africa.  In addition,  Mr.  Phillips  served as a technical  consultant  for Re-Tech,  Inc.,
Horsham,  Pennsylvania,   where  he  was  responsible  for  full  marketing  and
production of a prototype electrical device.

GEORGE J. LONGO currently serves as Vice President,  Chief Financial Officer and a Director of the Company.  Mr. Longo  assumed his duties as Vice  President and
Chief  Financial  Officer for the Company in January  1997.  Mr.  Longo was also appointed  as a  Director  of the  Company in March  1997.  Before  joining  the
Company,  Mr.  Longo served as Chief  Financial  Officer of two  privately  held international  manufacturing firms and Manager of Corporate  Accounting with the predecessor pharmaceutical company to Aventis S.A. (NYSE-AVE), being responsible for  SEC  and IRS  compliance,  and was  involved  in  acquisition  and  general accounting issues. Prior to that, Mr. Longo was with KPMG LLP.

                                       -6-

JACQUELINE F. LEWIS,  appointed to the Board of Directors in December  1997, and since  2003,  is the  President  and  director  of CPC,  a list  management  and marketing company.  Previous to 2003, she co-founded and managed for 27 years D.
A. Lewis, Inc., a direct mail advertising company.

ROUNSEVELLE  W. SCHAUM,  was  appointed to the Board of Directors in March 2000.
Since 1993, Mr. Shaum has served as Chairman of Newport Capital Partners,  Inc., an investment-banking  firm, specializing in the private placement of equity and convertible  debt  securities.  In such  capacity,  Mr.  Schaum has directed and organized  over  thirty  private  equity  placements  and served on the board of directors of numerous  public and private  emerging growth  companies.  Prior to
1993,  Mr.  Schaum  held  senior   management   positions   with   international
manufacturing  companies. He also served as the Chairman of the California Small
Business Development  Corporation,  a private venture capital syndicate, and was the founder of the Center of Management Sciences, a  management-consulting  firm that services  multinational high technology  companies and government agencies, including  NASA and the  Department  of Defense.  Mr.  Schaum also serves on the
Board of Directors of DSTAGE.COM, INC. (Nasdaq: DSTG.OB).

STEPHEN W. WOUCH, was appointed to the Board of Directors in January 2003. Since
1988,  Mr.  Wouch  has been  Managing  Partner  of Wouch,  Maloney  & Co.,  LLP,
Certified Public Accountants,  a regional public accounting firm with offices in
Pennsylvania  and Florida.  This firm has a diverse client base that encompasses various industries such as health care, manufacturing,  construction and service providers.  Prior to 1988, Mr. Wouch held senior management positions with other
Certified  Public  Accounting  firms.  Mr.  Wouch is an author,  lecturer  and a licensed Certified Public Accountant in Pennsylvania, New Jersey and Florida.

TERRENCE O. TORMEY,  was appointed to the Board of Directors in April 2004.  Mr.
Tormey is currently  the  President  and founder of TOTormey,  Inc., a sales and marketing consulting firm whose services also include film and video productions for a variety of industries including the healthcare industry.  During the years
2000 to 2003, Mr. Tormey was the President and Chief Operating Officer of Nelson
Professional  Sales,  a division of Publicis  SA,  Paris.  For the years 1994 to
2000, Mr. Tormey was the President and co-owner of The Medical Phone Company(R), a firm that eventually grew to the largest  healthcare  telesales company in the country,  whose clients included virtually every major pharmaceutical company in the United States. Additionally,  his experience includes holding various senior
sales,   sales  training  and  sales   management   positions  with  various  US
pharmaceutical  companies  including  Johnson  &  Johnson  Inc.  (NYSE-JNJ)  and
American Home Products Corporation (Wyeth - NYSE-WYE). Mr. Tormey also serves on
the  Board  of  Directors  of  Global  Pharmaceutical   Resources,  a  worldwide
consortium of Contract Sales Organizations.

REQUIRED VOTE

Directors  are elected by a plurality of the votes cast,  in person or by proxy, at the Meeting.  Votes  withheld and broker  non-votes are not counted  toward a nominee's total.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of  Directors  of the Company  recommends a vote "FOR" the election of each of the nominees.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

For the fiscal year ended  December  31, 2003,  there were five  meetings of the
Board  of  Directors.  Each  of  the  directors  attended  (or  participated  by telephone)  more  than  75% of such  meetings  of the  Board  of  Directors  and committees  on which they served in 2003.  During  2003,  the Board of Directors also acted by unanimous  written  consent in lieu of a meeting on one  occasion.
The  independent  members of the Board of Directors met in executive  session on six occasions during 2003.  Messrs.  Schaum,  Wouch and Tormey and Ms. Lewis are
deemed  to be  independent  under  NASD  Rule  4200 and with  such our  Board of
Directors contains a majority of independent  directors as required by NASD Rule
4350.

Each  director  is  expected  to make  reasonable  efforts  to  attend  Board of
Directors  meetings,  meetings of  committees of which such director is a member and the Annual Meeting of  Stockholders.  Five members of the Board of Directors attended the 2003 Annual Meeting of Stockholders.

The  Company  has three  standing  committees,  the Audit  Committee,  Executive
Operating  Committee and  Compensation  Committee.  Prior to establishing  these
Committees, the customary functions of such committees had been performed by the entire Board of  Directors.  The Company  does not have a designated  nominating committee.

                                       -7-

As of  December  18,  2003,  decisions  concerning  nominees  for the  Board  of
Directors  are  made  by  Messrs.  Schaum  and  Wouch  and  Ms.  Lewis,  who are
independent  directors,  as defined  under NASD Rule  4200(a)(15).  The Board of
Directors  does  not  consider  a  nominating  committee  necessary  in that its independent  directors  perform  the same role as a  nominating  committee.  The
Company has not adopted a formal  policy with respect to minimum  qualifications for Board members. However, in making its nominations,  Messrs. Schaum and Wouch and Ms. Lewis consider, among other things, an individual's business experience, industry  experience,  financial  background,  breadth of knowledge about issues affecting the Company,  time available for meetings and  consultation  regarding
Company  matters and other  particular  skills and  experience  possessed by the individual.  Stockholders  wishing to recommend  candidates for consideration by the Board of Directors  may do so by writing to the Secretary of the Company and providing the candidate's name, biographical data and qualifications.

The members of the Audit  Committee are Messrs.  Schaum and Wouch and Ms. Lewis.
Mr.  Schaum,  serves as Chairman  of the Audit  Committee.  The Audit  Committee
reviews,  analyzes  and makes  recommendations  to the Board of  Directors  with respect to the Company's accounting policies, controls and statements,  consults
with  the  Company's   independent  public  accountants,   and  reviews  filings
containing  financial  information of the Company to be made with the Securities and Exchange Commission. The Audit Committee met five times during 2003.

The members of the Executive Operating Committee are Messrs.  Quigley,  Phillips
and Longo.  The Executive  Operating  Committee  possesses and exercises all the power and authority of the Board of Directors in the management and direction of the business  and affairs of the  Company,  except as limited by law, and except for the power to change  the  membership  or to fill  vacancies  on the Board of
Directors  or  the  Executive  Operating  Committee.   The  Executive  Operating
Committee met two times during 2003.

The members of the  Compensation  Committee  for 2003 were  Messrs.  Quigley and
Phillips. The Compensation Committee reviews and recommends the salary and other compensation  of officers and key employees of the Company,  including  non-cash benefits,  and designates the employees entitled to participate in the Company's benefits plans and other  arrangements,  as from time to time  constituted.  The
Compensation Committee also administers the Company's 1997 Stock Option Plan and recommends  the terms of grants of stock  options  and the  persons to whom such options shall be granted in accordance with such plan. These recommendations are then  subject to  approval  by the full  Board of  Directors.  The  Compensation
Committee met one time during 2003.  Effective,  January 1, 2004, the members of the Compensation Committee are Messrs. Schaum and Wouch and Ms. Lewis.

COMPENSATION OF DIRECTORS

Outside directors receive compensation annualized at $18,000.  Effective January
1, 2004,  each outside  director that serves on the Audit Committee will receive compensation  annualized at $27,000 and the Chairman of the Audit Committee will receive  compensation  annualized at $30,000. In addition,  in December 2003 the
Board of Directors  approved the grant of Options to purchase  10,000  shares of
Common Stock to each of the then current  outside  directors under the Company's
1997 Stock  Option Plan.  Officers of the Company  receive no  compensation  for their service on the Board or on any Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Board of Directors as a whole provides  overall guidance and approval of the
Company's executive  compensation  program. All members of the Board participate
in  the  approval  of  each  of  the  components  of  the  Company's   executive
compensation program described in the "Report on Executive  Compensation" except that no director who is also a Company employee  participates in the approval of their  respective  compensation.  Messrs.  Quigley  and  Phillips  served on the
Compensation  Committee  during 2003. No other executive  officer of the Company served on any other  committee or the  compensation  committee of another entity performing  similar  functions during the fiscal year. There are certain related parties of Mr. Quigley that receive  compensation from the Company.  See Related
Party Transactions.

The report of the Audit Committee,  the report of the Compensation Committee and the performance graph that follow shall not be deemed  incorporated by reference by any general  statement  incorporating  by reference  this proxy  statement or future  filings  into any filing under the  Securities  Act of 1933 or under the
Securities  Exchange  Act  of  1934,  except  to the  extent  that  the  Company specifically  incorporates the information by reference, and shall not otherwise be deemed filed under such Acts.

                                       -8-

OTHER CORPORATE GOVERNANCE

During 2002, the Company formed a Disclosure Committee in response to Management
Certification  Responsibilities under Sections 302 and 404 of the Sarbanes-Oxley
Act of 2002. The Disclosure  Committee assists the Chief Executive Officer,  the
Chief Financial  Officer and the Audit Committee in monitoring (1) the integrity of the financial statements, policies, procedures and the internal financial and disclosure controls and risks of the Company,  (2) the compliance by the Company with  legal and  regulatory  requirements,  to the extent  that these  policies,
procedures  and  controls  may  generate  either   financial  or   non-financial
disclosures   in  the  Company's   filings  with  the  Securities  and  Exchange
Commission.  Additionally,  in 2002, the Company also initiated a Code of Ethics for all employees of the Company.

Based on their  evaluation,  as of the end of the period covered by this report, the Company's Chief Executive Officer and Chief Financial Officer have concluded the Company's disclosure controls and procedures (as defined in Rules 13a-14 and
15d-14 under the Securities Exchange Act of 1934) are effective. There have been no  significant  changes in  internal  controls or in other  factors  that could significantly  affect these controls subsequent to the date of their evaluation, including any  corrective  actions with regard to significant  deficiencies  and material weaknesses.

PROCEDURES FOR CONTACTING DIRECTORS

The  Company  has  adopted  a   procedure   by  which   stockholders   may  send
communications  as defined  within Item 7(h) of Schedule  14A under the Exchange
Act to one or  more  members  of the  Board  of  Directors  by  writing  to such director(s) at their respective address listed in the Security Ownership section of this Proxy Statement or to the whole Board of Directors care of the Corporate
Secretary, The Quigley Corporation, Kells Building, 621 Shady Retreat Road, P.O.
Box 1349, Doylestown,  PA 18901. Any such communications  addressed to the whole
Board  of  Directors  will be  promptly  distributed  by the  Secretary  to each director.

                                       -9-

REPORT OF THE AUDIT COMMITTEE

The members of the Audit Committee are Messrs.  Schaum and Wouch, and Ms. Lewis,
who are independent directors as defined under NASD Rule 4200(a)(15). All of the members of the Audit  Committee are  financially  literate under current listing standards of Nasdaq.  Messrs.  Schaum and Wouch are financial experts as defined under the rules of NASD. The Audit  Committee  operates under a written  charter adopted  by the  Board of  Directors  in 2000 and  amended  in 2002.  The  Audit
Committee has reviewed and  reassesses  the adequacy of the charter on an annual basis.

We have reviewed and discussed with management the Company's  audited  financial statements as of and for the year ended December 31, 2003.

We have discussed with the independent auditors, PricewaterhouseCoopers LLP, the matters  required to be discussed by  Statement  on Auditing  Standards  No. 61,
Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

Additionally,  audit fees,  audit related  fees,  tax fees and all other service fees that were paid or payable to  PricewaterhouseCoopers  LLP for 2003 and 2002 were discussed and amounted to:

                     Description           2003       2002
                     -----------         --------   --------

                    Audit fees           $274,800   $123,000

                    Audit related fees          -          -

                    Tax  fees              15,826     17,870

                    All other fees              -          -
                                         --------   --------

                    Total                $290,626   $140,870
                                         ========   ========

The  Company's  Audit  Committee  shall  review and  pre-approve  both audit and non-audit  services to be provided by the  independent  auditor (other than with respect to the de minimis  exceptions  permitted  by the Act).  This duty may be delegated to one or more designated members of the Audit Committee with any such pre-approval  reported to the Audit  Committee at its next  regularly  scheduled meeting.  Approval of  non-audit  services  shall be  disclosed  to investors in periodic  reports  required by Section 13(a) of the  Securities  Exchange Act of
1934.

We  have  received  and  reviewed  written   disclosures  and  the  letter  from
PricewaterhouseCoopers LLP required by Independent Standards No. 1, Independence
Discussions with Audit  Committees,  as amended,  by the Independence  Standards
Board, and have discussed with the auditors the auditor's independence.

Based on the reviews and  discussions  referred to above,  we  recommend  to the
Board of Directors that the financial  statements  referred to above be included in the Company's  Annual Report on Form 10-K for the fiscal year ended  December
31, 2003 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Rounsevelle W. Schaum, Chairman
Jacqueline F. Lewis
Stephen W. Wouch

                                      -10-

REPORT ON EXECUTIVE COMPENSATION

GENERAL

The  Compensation   Committee  reviews  and  recommends  the  salary  and  other compensation  of officers and key  employees of the  Company.  The  Compensation
Committee also  administers  the Company's 1997 Stock Option Plan and recommends the terms of grants of stock  options and the persons to whom such options shall be granted in accordance with such plan.  These  recommendations,  as previously indicated, are subject to approval by the full Board of Directors.

COMPENSATION PHILOSOPHY

In  reaching  decisions  regarding  executive  compensation,   the  Compensation
Committee  as  well  as the  full  Board  of  Directors  upon  approval  of such recommendations, balances the total compensation package for each executive, and makes it variable,  with sales and profits  attained as well as  achievement  of annual and long-term goals.  Competitive levels of compensation are necessary in attracting, rewarding, motivating, and retaining qualified management. The Board of Directors also believes that the potential for equity ownership by management is  beneficial  in aligning  management's  and  stockholders'  interests  in the enhancement of stockholder value. Section 162(m) of the Internal Revenue Code of
1986,  as amended (the  "Code"),  places a limit of  $1,000,000 on the amount of compensation  that may be deducted  by the  Company in any year with  respect to certain of the  Company's  highest paid  executives.  Certain  performance-based compensation  that has been  approved  by  stockholders  is not  subject  to the deduction  limit.  If  necessary,  the Company  may  attempt to qualify  certain compensation  paid to  executive  officers  for  deductibility  under  the Code, including  Section  162(m).  However,  the  Company  may  from  time to time pay compensation to its executive officers that may not be deductible.

COMPENSATION PROGRAM

The Company has a  comprehensive  compensation  program,  which consists of cash compensation,  both fixed and variable, and equity-based  compensation.  Overall compensation  is  predicated  on  industry  and peer  group  comparisons  and on performance  judgments as to the past and expected future  contributions  of the individual  executive  officer.  Specific  compensation  for each  executive  is designed to fairly  remunerate  that  employee of the Company for the  effective exercise of their  responsibilities,  their management of the business functions for which they are responsible,  their extended period of service to the Company and their  dedication and diligence in carrying out their  responsibilities  for the Company.

The  fixed  aspect  is  intended  to meet  the  requirements  of the  employment
contracts  in  effect  for  all  of  the  Company's  officers.   See  "Executive
Compensation  - Employment  Agreements".  Employment  agreements are in place to insure the Company of  consistency  of leadership and the retention of qualified executives,  and to  foster a  spirit  of  employment  security,  which  thereby
encourages  decisions  that  will  benefit  long-term   stockholders.   Variable
compensation is based upon the entire Board of Directors  adopting and approving annually, sales and profit goals to be attained for the ensuing year.

Equity-based compensation is through options periodically granted under the 1997
Stock  Option Plan.  These  grants are designed to directly  reward and create a proprietary interest,  among the executive officers and other employees,  in the
Company,  which will be an incentive for these employees to work to maximize the long-term total return to stockholders.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

Mr. Quigley's compensation was $1,498,606 in 2003. Mr. Quigley's compensation is based upon the factors described in the compensation  program section paragraphs above and is set forth in his employment  contract.  Effective  January 1, 2004,
Messrs. Schaum and Wouch and Ms. Lewis comprise the Compensation Committee.

COMPENSATION COMMITTEE

Guy J. Quigley
Charles A. Phillips

                                      -11-

PERFORMANCE GRAPH

The following  graph reflects a five-year  comparison,  calculated on a dividend reinvested basis, of the cumulative total stockholder return on the Common Stock of the Company,  the NASDAQ Market Index, and a "peer group" index classified as drug related  products by Media General  Financial  Services ("MG Group Index").
The comparisons utilize an investment of $100 on January 1, 1998 for the Company and the  comparative  indices,  which then  measure the values for each group at
December 31 of each year presented. There can be no assurance that the Company's stock  performance will continue with the same or similar trends depicted in the following performance graph.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                         AMONG THE QUIGLEY CORPORATION,
                     NASDAQ MARKET INDEX AND MG GROUP INDEX

                             1998     1999      2000      2001      2002      2003
THE QUIGLEY CORPORATION    100.00     28.81     14.70     41.58     99.43    192.36
    MG GROUP INDEX         100.00     85.87     74.19    108.46    108.66    200.84
  NASDAQ MARKET INDEX      100.00    176.37    110.86     88.37     61.64     92.68

                                      -12-

PROPOSAL 2.   RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed PricewaterhouseCoopers LLP as the Company's independent  public  auditor  for the fiscal  year  ending  December  31,  2004.
Although the selection of auditors does not require  ratification,  the Board of
Directors has directed that the  appointment  of  PricewaterhouseCoopers  LLP be submitted to  stockholders  for  ratification  due to the  significance of their appointment to the Company.  A representative of  PricewaterhouseCoopers  LLP is expected  to be  present  at the  Meeting.  Such  representative  will  have  an opportunity to make a statement if so desired,  and will be available to respond to appropriate questions from stockholders.

REQUIRED VOTE

The affirmative  vote of the holders of a majority of the shares of Common Stock present,  in person or by Proxy is required for  ratification of the appointment of  PricewaterhouseCoopers  LLP  as  independent  auditors  of the  Company.  An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an  "against"  vote and will not be counted in determining whether the proposal has received the requisite stockholder vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors of the Company  recommends a vote "FOR" the  ratification of the appointment of  PricewaterhouseCoopers  LLP as the Company's  independent auditors for the year ending December 31, 2004.

                              STOCKHOLDER PROPOSALS

Proposals of  stockholders  intended for inclusion in the Proxy  Statement to be furnished  to all  stockholders  entitled to vote at the next Annual  Meeting of
Stockholders  of the Company  must submit their  proposals  by Certified  Mail -
Return Receipt  Requested and be received at the Company's  principal  executive offices not later than December 3, 2004.

With  respect to any  stockholder  proposals  to be presented at the next Annual
Meeting  of  Stockholders,  which  are  not  included  in  the  Company's  proxy materials,  management  proxies  for such  meeting  will be entitled to exercise their  discretionary  authority to vote on such proposals  notwithstanding  that they are not discussed in the proxy materials unless the proponent  notifies the
Company and must submit  their  proposals  by  Certified  Mail - Return  Receipt
Requested  and  that  such  proposal  be  received  at the  Company's  principal executive offices not later than February 11, 2005.

                            EXPENSES AND SOLICITATION

All expenses in connection with this  solicitation will be borne by the Company.
In addition to the use of the mail, proxy solicitation may be made by telephone, telegraph  and personal  interview by officers,  directors  and employees of the
Company. The Company will, upon request,  reimburse brokerage houses and persons holding shares in the names of their nominees for their  reasonable  expenses in sending soliciting material to their principals.

                                 OTHER BUSINESS

The  Board  of  Directors  knows  of no  business  that  will be  presented  for consideration  at the Meeting other than those items stated above.  If any other business should come before the Meeting, votes may be cast, pursuant to proxies, in respect to any such  business  in the best  judgment of the person or persons acting under the proxies.

Dated: May 21, 2004                 THE QUIGLEY CORPORATION

                                    By:
                                        ----------------------------------------
                                        CHARLES A. PHILLIPS, Secretary

                                      -13-

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             THE QUIGLEY CORPORATION

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 23, 2004

          The undersigned,  a stockholder of The Quigley  Corporation,  a Nevada corporation (the  "Company"),  does hereby appoint Guy J. Quigley and Charles A.
Phillips and each of them,  the true and lawful  attorneys and proxies with full power of substitution,  for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company  which the  undersigned would be  entitled  to vote if  personally  present  at the  Annual  Meeting  of
Stockholders of the Company to be held at the Aldie Mansion, 85 Old Dublin Pike,
Doylestown, Pennsylvania 18901, on Wednesday, June 23, 2004, at 4:00 P.M., local time, or at any adjournment thereof.

       THE UNDERSIGNED HEREBY INSTRUCTS SAID PROXIES OR THEIR SUBSTITUTES:
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE  /X/.

1.   ELECTION OF  DIRECTORS.  The Election of the  following  directors to serve until the next annual meeting of  stockholders  and until their  successors have been duly elected and qualified.

                                    NOMINEES:

/ /  FOR ALL NOMINEES                      O  GUY J. QUIGLEY
                                           O  CHARLES A. PHILIPS
/ /  WITHHOLD                              O  GEORGE J. LONGO
     AUTHORITY FOR ALL                     0  JACQUELINE F. LEWIS
     NOMINEES                              O  ROUNSEVELLE W. SCHAUM

/ /  FOR ALL EXCEPT                        O  STEPHEN W. WOUCH
     (SEE INSTRUCTION BELOW)               O  TERRENCE O. TORMEY

INSTRUCTION:  To withhold authority to vote for any individual nominee(s),  mark
"FOR  ALL  EXCEPT"  and  fill in the  circle  next to each  nominee  you wish to withhold, as shown here. O

2.   RATIFICATION  OF  APPOINTMENT OF    FOR       AGAINST        ABSTAIN
     PRICEWATERHOUSECOOPERS LLP AS       / /         / /            / /
     THE COMPANY'S INDEPENDENT PUBLIC
     AUDITORS.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS  HEREINBEFORE  GIVEN.
UNLESS OTHERWISE SPECIFIED,  THIS PROXY WILL BE VOTED TO ELECT THE DIRECTORS AND
TO  RATIFY  THE  APPOINTMENT  OF  PRICEWATERHOUSECOOPERS  LLP AS  THE  COMPANY'S
INDEPENDENT  PUBLIC  AUDITORS AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY
OR PROXIES WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE MEETING.

The  undersigned  hereby  revokes  any  proxy or  proxies  heretofore  given and acknowledges  receipt  of a copy of the  Notice  of  Annual  Meeting  and  Proxy
Statement, both dated May 21, 2004, and a copy of the Company's Annual Report to stockholders for the fiscal year ended December 31, 2003.

                                       1

TO CHANGE YOUR ADDRESS ON YOUR  ACCOUNT,
PLEASE   CHECK  THE  BOX  AT  RIGHT  AND
INDICATE YOUR NEW ADDRESS IN THE ADDRESS       / /
SPACE ABOVE. PLEASE NOTE THAT CHANGES TO
THE  REGISTERED  NAME(S) ON THE  ACCOUNT
MAY NOT BE SUBMITTED VIA THIS METHOD.

Signature:                        Date:              Signature:               Date:
           -----------------           --------------          ------------         ------------

NOTE:  Please sign  exactly as your name or names  appears on this  Proxy.  When shares are held  jointly,  each holder  should  sign.  When signing as executor, administrator,  attorney,  trustee or guardian, please give full titles as such.
If the  signer  is a  corporation,  please  sign  full  corporate  name  by duly authorized  officer,  giving  full  title as such.  If signer is a  partnership, please sign in partnership name by authorized person.

                                       2